Exhibit 10.2

THE PMI GROUP, INC.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE

INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE

NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY

NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED,

AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE

REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH

DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED

CIRCUMSTANCES DESCRIBED IN THE INDENTURE

6.000% Senior Note Due 2016

CUSIP: 69344M AH 4

No.1	$250,000,000

The PMI Group, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $ 250,000,000 (TWO HUNDRED FIFTY MILLION U.S. DOLLARS) on September 15, 2016, and to pay interest thereon from September 18, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 2007, at the rate of 6.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Los Angeles, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 18, 2006

THE PMI GROUP, INC.

By:
	Name:	Victor J. Bacigalupi
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Attest:

By:
	Name:	Andrew D. Cameron
	Title:	Vice President and Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: September 18, 2006

THE BANK OF NEW YORK TRUST COMPANY, N.A.

as Trustee

By:
Authorized Signatory

THE PMI GROUP, INC.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 3, 2003 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

The Securities of this series are subject to redemption upon no less than 30 days’ but no more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(1)	100% of the principal amount of the Securities to be redeemed; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities from the Redemption Date to the Stated Maturity discounted, in each case, to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points;

plus in the case of either clause (1) or (2), any interest accrued but not paid to but excluding the Redemption Date. For the avoidance of doubt, any calculation of the remaining scheduled payments of principal and interest pursuant to clause (2) of the preceding sentence shall not include interest accrued as of the applicable Redemption Date.

“Treasury Rate”, which is to be determined on the third Business Day preceding the applicable Redemption Date for the Securities, as applicable, means (i) the yield, under the heading which represents the average for the week immediately preceding the determination date, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity (rounded to the nearest month) corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity Date yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the determination date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker and reported to the Trustee on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means, with respect to the Securities being redeemed, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities.

“Comparable Treasury Price” means with respect to any Redemption Date for the Securities, (i) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the reference treasury dealers that the Company has appointed.

“Reference Treasury Dealer” means Banc of America Securities LLC and its successors and any other primary dealers actively trading United States Treasury securities that the Company selects and their respective successors (each, a “primary treasury dealer”); provided, however, that if any of the foregoing shall cease to be a primary dealer actively trading United States Treasury securities, the Company shall substitute in its place another primary treasury dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such reference treasury dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Notice of any redemption will be mailed by first-class mail at least 30 days but no more than 60 days before the Redemption Date to each holder of Securities to be redeemed. If fewer than all of the Securities are being redeemed, the Trustee will select the particular Securities to be redeemed pro rata, by lot or by another method the Trustee deems fair and appropriate.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions of such Securities called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In case of any redemption at the election of the Company of the Securities, the Company shall, as soon as practicable after the determination thereof but at least one Business Day prior to the Redemption Date, notify the Trustee of the Redemption Price. For purposes of Section 1104 of the Indenture, the notice of redemption given by the Trustee to each Holder of Securities of this series to be redeemed need not set forth the Redemption Price but need only set forth the manner of calculation thereof. The Indenture contains provisions for certain restrictive covenants and Events of Default with respect to this Security, in each case, upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:

(Insert assignee’s social security or taxpayer identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Security)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

By:
Name
Title:

SCHEDULE OF INCREASES OR DECREASES IN THIS SECURITY

The following increases or decreases in a part of this Security have been made:

Date	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease (or increase)	Signature of authorized officer of Trustee